Exhibit 99.2

Midland Basin Acquisition and Commodity Derivatives Update

This presentation, including oral statements made in connection herewith, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (together with its subsidiaries, the “Company”, “Laredo” , “Laredo Petroleum” or “LPI”) assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “may,” “estimates,” “will,” “anticipate,” “plan,” “project,” “intend,” “indicator,” “foresee,” “forecast,” “guidance,” “should,” “would,” “could,” “goal,” “target,” “suggest” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company’s drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management’s expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company’s business plan, impact of compliance with legislation and regulations, successful results from the Company’s identified drilling locations, the Company’s ability to replace reserves and efficiently develop and exploit its current reserves, the Company’s ability to successfully integrate acquired businesses, assets and properties and other important factors that could cause actual results to differ materially from those projected as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and other filings made with the Securities Exchange Commission (“SEC”). Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The SEC generally permits oil and natural gas companies to disclose proved reserves in filings made with the SEC, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC’s definitions for such terms. In this presentation, the Company may use the terms “unproved reserves,” “resource potential,” “estimated ultimate recovery,” “EUR,” “development ready,” “horizontal productivity confirmed,” “horizontal productivity not confirmed” or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. “Unproved reserves” refers to the Company’s internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. “Resource potential” is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A “resource play” is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. “Estimated ultimate recovery”, or “EUR”, refers to the Company’s internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company’s interests are unknown. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company’s core assets provide additional data. In addition, the Company’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. Forward-Looking / Cautionary Statements 2

Capitalizing on Contiguous Acreage Position

- Contiguous acreage position with ~4,500 gross vertical feet of prospective zones enables:
  - >80% of acreage supporting >10,000' laterals
  - Centralized infrastructure in multiple production corridors increasing capital and operational efficiencies
- 46,202 BOE/D of net production (Q1 2016)
- 49% ownership of premier pipeline in the most productive regions of Midland Basin[2]

~80% of acreage covered by Earth Model



HOWARD
GLASSCOCK
STERLING
REAGAN
TOM GREEN
IRION
Laredo leasehold
Production corridor (existing)
Corridor benefits

145,562 gross/125,915 net acres[1]

[1] Representative of Company's Permian - Garden City acreage only, as of 6/30/16

[2] Laredo is the sole owner of Laredo Midstream Services, LLC, which is a JV partner of Medallion Gathering & Processing, LLC ("Medallion"), and has built or contributed to the building of an extensive oil gathering and pipeline infrastructure system, which, after completion of current projects, will include more than 500 miles of pipeline in the Midland Basin

LAREDO PETROLEUM

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Midland Basin Acreage Acquisition Bolsters Existing Footprint Acquisition overview: $125 MM purchase price1 300 BOE/D Laredo-operated production ~9,200 net acres Increases working interest in current western Glasscock and Reagan County leasehold Facilitates value-added new Western Glasscock production corridor 100% of acquired acreage covered with Earth Model 4 1 $92.7 MM closed on 7/13/2016 and $32.3 MM expected to close upon the satisfaction of certain preferential purchase rights or consents

Acquiring Acreage Accretive to Existing Portfolio Acquiring ~9,200 net acres ~6,300 in Spraberry formation ~2,900 in Spraberry, Upper Wolfcamp, Middle Wolfcamp, Lower Wolfcamp, Canyon and Cline zones Acquired acreage similar to best of existing portfolio due to: Well locations are 10,000’ or greater High working interest Stacked proven zones Blocked-up acreage position supports value-enhancing production corridors Earth Model coverage across position 5

Oil, Natural Gas & Natural Gas Liquids Hedges

OIL[1]	2Q-16 - 4Q-16	2017	2018	Total
Puts:				
Hedged volume (Bbls)	1,572,000	1,049,375	1,049,375	3,196,750
Weighted average price ($/Bbl)	$43.09	$60.00	$60.00	$54.14
Swaps:				
Hedged volume (Bbls)	1,182,500	2,007,500	1,095,000	3,893,700
Weighted average price ($/Bbl)	$84.82	$51.54	$52.12	$58.46
Collars:				
Hedged volume (Bbls)	2,743,750	2,628,000		4,461,500
Weighted average floor price ($/Bbl)	$73.99	$60.00		$65.74
Weighted average ceiling price ($/Bbl)	$89.63	$97.22		$94.10
Total volume with a floor (Bbls)	5,498,250	5,684,875	2,144,375	11,551,950
Weighted-average floor price ($/Bbl)	$67.48	$57.01	$55.98	$60.08

NATURAL GAS[2]	2Q-16 - 4Q-16	2017	2018	Total
Puts:				
Hedged volume (MMBtu)		8,040,000	8,220,000	16,260,000
Weighted average floor price ($/MMBtu)		$2.50	$2.50	$2.50
Collars:				
Hedged volume (MMBtu)	14,025,000	10,731,000	4,635,500	24,750,500
Weighted average floor price ($/MMBtu)	$3.00	$2.76	$2.50	$2.80
Weighted average ceiling price ($/MMBtu)	$5.60	$3.53	$3.60	$4.33
Total volume with a floor (MMBtu)	14,025,000	18,771,000	12,855,500	41,010,500
Weighted-average floor price ($/MMBtu)	$3.00	$2.65	$2.50	$2.68

NATURAL GAS LIQUIDS[3]	2Q-16 - 4Q-16	2017	2018	Total
Swaps - Ethane:				
Hedged volume (Bbls)		444,000		
Weighted average price ($/Bbl)		$11.24		
Swaps - Propane:				
Hedged volume (Bbls)		375,000		
Weighted average price ($/Bbl)		$22.26		
Total volume with a floor (Bbls)		819,000		

LAREDO PETROLEUM

Note: Open positions as of 03/31/16, including hedges placed through 07/13/16
[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil
[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period
[3] Natural gas liquids derivatives are settled based on the month's daily average of OPIS Mt. Belvieu Purity Ethane and TET Propane

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